Exhibit 10.76

FIRST AMENDMENT

TO

LOAN AND SECURITY AGREEMENT (EX-IM LOAN FACILITY)

This FIRST AMENDMENT to Loan and Security Agreement (Ex-Im Loan Facility) (this “Amendment”) is entered into this 31st day of October, 2011, by and between SILICON VALLEY BANK (“Bank”) and RAMTRON INTERNATIONAL CORPORATION, a Delaware corporation (“Borrower”), whose address is 1850 Ramtron Drive, Colorado Springs, Colorado 80921.

RECITALS

A. Bank and Borrower have entered into that certain Loan and Security Agreement dated as of July 6, 2011 (as the same may from time to time be amended, modified, supplemented or restated, the “Loan Agreement”). Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.

B. Borrower has requested that Bank extend the EX-IM Maturity Date and Bank is willing to extend the EX-IM Maturity Date, so long as Borrower complies with the terms, covenants and conditions set forth in this Amendment.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2. Amendments to Loan Agreement.

2.1 Section 13 (Definitions). The following term and its definition set forth in Section 13.1 of the Loan Agreement is hereby amended and restated to read as follows:

“EX-IM Maturity Date” is December 31, 2011.

3. Limitation of Amendments.

3.1 The amendments set forth in Section 2, above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.

3.2 This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

4. Representations and Warranties. To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:

4.1 Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default other than the Existing Defaults has occurred and is continuing;

4.2 Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

4.3 The organizational documents of Borrower delivered to Bank on the Closing Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

4.4 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized by all necessary action on the part of Borrower;

4.5 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

4.6 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on either Borrower, except as already has been obtained or made; and

4.7 This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

5. Prior Agreement. Except as expressly provided for in this Amendment, the Loan Documents are hereby ratified and reaffirmed and shall remain in full force and effect. This Amendment is not a novation and the terms and conditions of this Amendment shall be in addition to and supplemental to all terms and conditions set forth in the Loan Documents. In the

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event of any conflict or inconsistency between this Amendment and the terms of such documents, the terms of this Amendment shall be controlling, but such document shall not otherwise be affected or the rights therein impaired.

6. Integration. This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.

7. Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

8. Effectiveness. This Amendment shall be deemed effective upon the due execution and delivery to Bank of this Amendment by each party hereto, delivery of the attached acknowledgements executed by the Guarantor, payment of a $7,708 extension fee, and payment of all legal expenses of Bank related to this Amendment.

9. Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed by and construed in accordance with the laws of the State of California. Section 11 of the Loan Agreement applies to this Amendment as if set forth herein.

[Signature page follows.]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BANK		BORROWER

Silicon Valley Bank		Ramtron International Corporation

By:	/s/ Chris Ennis	By:	/s/ Eric A. Balzer
Name:	Chris Ennis	Name:	Eric A. Balzer
Title:	Relationship Manager	Title:	CEO

Schedule 1

ACKNOWLEDGMENT OF AMENDMENT

AND REAFFIRMATION OF GUARANTY

Section 1. Guarantor hereby acknowledges and confirms that it has reviewed and approved the terms and conditions of the First Amendment to Loan and Security Agreement (Ex-Im Loan Facility) dated as of even date herewith (the “Amendment”).

Section 2. Guarantor hereby consents to the Amendment and agrees that the Guaranty relating to the Obligations of Borrower under the Loan Agreement shall continue in full force and effect, shall be valid and enforceable and shall not be impaired or otherwise affected by the execution of the Amendment or any other document or instrument delivered in connection herewith.

Section 3. Guarantor represents and warrants that, after giving effect to the Amendment, all representations and warranties contained in the Guaranty are true, accurate and complete as if made the date hereof.

Dated as of October 31, 2011

GUARANTOR	Ramtron Canada Inc.

	By:	/s/ Eric A. Balzer
	Name:	Eric A. Balzer
	Title:	CEO

Schedule 2

ACKNOWLEDGMENT OF AMENDMENT

AND REAFFIRMATION OF SECURITY AGREEMENT

Section 1. Pledgor hereby acknowledges and confirms that it has reviewed and approved the terms and conditions of the Seventh Amendment to Loan and Security Agreement (Ex-Im Loan Facility) dated as of even date herewith (the “Amendment”).

Section 2. Pledgor hereby consents to the Amendment and agrees that the Security Agreement securing the Obligations of Borrower under the Loan Agreement shall continue in full force and effect, shall be valid and enforceable and shall not be impaired or otherwise affected by the execution of the Amendment or any other document or instrument delivered in connection herewith.

Section 3. Pledgor represents and warrants that, after giving effect to the Amendment, all representations and warranties contained in the Security Agreement are true, accurate and complete as if made the date hereof.

Dated as of October 31, 2011

PLEDGOR	Ramtron Canada Inc.

	By:	/s/ Eric A. Balzer
	Name:	Eric A. Balzer
	Title:	CEO